SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): May 27, 2003

                  Sports Arenas, Inc.
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      (Exact name of registrant as specified in its charter)

            Delaware                     0-2380             13-1944249
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(State or  other  jurisdiction       (Commission       (IRS Employer
     of incorporation)                 File Number)     Identification No.)


    7415 Carroll Road, Suite C, San Diego, CA             92121
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 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (858) 408-0364

























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                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934

Item 1. Changes in Control of Registrant.
                 Not Applicable

Item 2. Acquisition or Disposition of Assets.
                 Not Applicable

Item 3. Bankruptcy or Receivership.
                 Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.
                 Not Applicable

Item 5. Other Events:

     Effective May 27, 2003 Robert McNamara resigned as a member of the Board of Directors of the Registrant. The resignation was made for personal reasons and was effective immediately. At the time of his resignation, Mr. McNamara expressed no disagreements with the Registrant on any matter relating to the Registrant's operations, policies, or practices.

     At a meeting of the Board of Directors on June 3, 2003 the Directors elected Gordon L. Gerson to replace Mr. McNamara.

Item 6. Resignation of Registrant's Directors.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                 Not Applicable

Item 8. Change in Fiscal Year.
                 Not Applicable

Item 9. Regulation FD Disclosure.
                 Not Applicable




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                                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 16, 2003                    Sports Arenas, Inc.
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                                          By: /s/ Harold S. Elkan
                                              ---------------------
                                                  Harold S. Elkan, President